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                                                                 EXHIBIT 10.19


                                 IMMUSOL, INC.

                        NOTICE OF GRANT OF STOCK OPTION



         Notice is hereby given of the following stock option grant (the "Option") to purchase shares of the Common Stock of Immusol, Inc. (the "Company"):

      Optionee: _________________________________________________________

      Grant Date: _______________________________________________________

      Option Price:   $_________________ per share

      Number of Option Shares:   ________________ shares

      Expiration Date: __________________________________________________

      Type of Option:  _________  Incentive Stock Option

                       _________  Non-Statutory Stock Option

Exercise Schedule:





Other Special Provisions:





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         Optionee agrees to be bound by the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee also understands that the Option is granted subject to and in accordance with the express terms and conditions of the Immusol, Inc. 1996 Stock Option/Stock Issuance Plan (the "Plan"), a copy of which is attached hereto as Exhibit B, and agrees to be bound by the terms and conditions of the Plan.

 Optionee hereby acknowledges receipt of a copy of the official plan prospectus.

         NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in the Stock Option Agreement or the Plan shall confer upon the Optionee the right to continue in the Service of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

                                       IMMUSOL, INC.



                                       By: __________________________

                                       Title: _______________________

                                       ______________________________
                                       OPTIONEE

                              Address: ______________________________

                                       ______________________________




Dated: _________________, 19___





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